PRUDENTIAL PREMIER® INVESTMENT VARIABLE ANNUITYSM ("B SERIES")
PRUDENTIAL PREMIER® INVESTMENT VARIABLE ANNUITYSM ("C SERIES")

PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated November 9, 2020
to
Prospectus dated April 27, 2020

This Supplement should be read in conjunction with the current Prospectus, as supplemented, for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information.
Effective immediately, this Supplement contains information about changes to the management fees, or fee waivers or expense reimbursements, and total expenses for the Portfolios of the American Funds Insurance Series® available through your Annuity.
The table captioned “Underlying Portfolio Annual Expenses" in the “Summary of Contract Fees and Charges” section of the Prospectus is revised as follows with respect to the Portfolios shown below:

UNDERLYING PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
American Funds Insurance Series® Asset Allocation Fund – Class 4[1]	0.27%	0.29%	0.25%	0.00%	0.00%	0.00%	0.81%	0.00%	0.81%
American Funds Insurance Series® Blue Chip Income and Growth Fund – Class 4[1]	0.39%	0.29%	0.25%	0.00%	0.00%	0.00%	0.93%	0.00%	0.93%
American Funds Insurance Series® Bond Fund – Class 4[1]	0.36%	0.29%	0.25%	0.00%	0.00%	0.00%	0.90%	0.00%	0.90%
American Funds Insurance Series® Global Growth and Income Fund – Class 4[1]	0.60%	0.31%	0.25%	0.00%	0.00%	0.00%	1.16%	0.00%	1.16%
American Funds Insurance Series® Global Small Capitalization Fund – Class 4[1]	0.70%	0.31%	0.25%	0.00%	0.00%	0.00%	1.26%	0.00%	1.26%
American Funds Insurance Series® Growth Fund – Class 4[1]	0.32%	0.29%	0.25%	0.00%	0.00%	0.00%	0.86%	0.00%	0.86%
American Funds Insurance Series® Growth-Income Fund – Class 4[1]	0.26%	0.29%	0.25%	0.00%	0.00%	0.00%	0.80%	0.00%	0.80%
American Funds Insurance Series® International Fund – Class 4[1]	0.49%	0.31%	0.25%	0.00%	0.00%	0.00%	1.05%	0.00%	1.05%
American Funds Insurance Series® New World Fund – Class 4[1,2]	0.70%	0.32%	0.25%	0.00%	0.00%	0.00%	1.27%	0.18%	1.09%
1     The Portfolios became available on August 17, 2020.
2    The investment adviser is currently waiving a portion of its management fee equal to 0.18% of the fund’s net assets. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the fund’s board.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
GENPRODSUP16